IHC

Strength. Vision. Stability.

IHC

AMIC
AMERICAN INDEPENDENCE CORP.

Executive Presentation

September 2006

Solid Foundation

Founded 1980

Member NYSE & Russell 2000

Market Cap: $13M (’92) - $320M (’06)

’04 Forbes 200 Best Small Companies

Over $1 Billion Assets

Net Income Quarterly since ’92

3 Highly-Rated Insurance Carriers

Licensed in 50 States ($500M Gross)

Roy T.K. Thung
Chief Executive Officer
Teresa A. Herbert
Chief Financial Officer
David T. Kettig
Co-Chief Operating Officer
Scott M. Wood
Co-Chief Operating Officer
Larry R. Graber
SVP — Life & Annuities
Jeffrey C. Smedsrud
Chief Strategic Development Officer

IHC

Strength. Vision. Stability.

Experienced Leadership

Independence Holding Company
48%
Madison National Life
Standard Security Life
American Independence Corporation
Insurers Administrative Corporation
75%
MGU's
Independence American Insurance Company
Communicating for American Insurance Services
Health Plan Administrators
GroupLink

IHC
Strength. Vision. Stability.

Organization Chart*

*For illustrative purposes only.

Discussion Topics

The Fully-Insured Opportunity

Stop-Loss Results

Block Acquisitions

Interest Rates

AMIC More Diversified

Growth From Fully-Insured

$500 billion fully-insured health market

Experienced management; scaleable systems

Specialize in products for:

46 million uninsured (20% population)

Individuals – growing sector

Small Groups – under-served sector

Employers seeking reduced costs through High Deductible Health Plans
(HDHPs)

Multiple distribution channels:

50,000 agents & brokers

Telesales to agents

Retail sales

Less volatile than excess insurance

Summary of Market Drivers

Uninsured buying short-term & limited medical
benefit plans

Individual market is growing and embraces choice
and control -- HDHPs

Small employers moving toward CDHPs and
reducing coverage & costs

Ancillary benefits (e.g. dental & vision)

Large employers embracing ways to lower costs by
giving employees coverage options

“HealthCare 401(k)”

Revolution in HealthCare Financing

%Commercial Mkt.Covered by CDHPs:

24%

2010

7%

2007

1%

Current

Fully-Insured Strategy

Build our brand and our community of agents

Cross-sell through 50,000 producers

Joint venture or acquire new marketing
relationships and TPA’s

Leverage vertical integration

Maintain financial & performance discipline

Fully-Insured Earned Premiums

’04

$0 M

’05

$47M

’06 Est.

$95M

’07 Est.

$225M

’08 Planned

$350M

The above estimates could have a variance of 10%

Gross Fully-Insured Premium Projections

Estimated Annualized 12/31/07

$200M Group Major Medical

$40M Individual Major Medical

$35M Short-Term Medical

$45M Dental & Vision

$20M Limited Medical

$7M Student Medical

Total $347 Million

Estimated Annualized 12/31/2008

$225M

$50M

$45M

$60M

$30M

$10M

$420 Million

The above could have a variance of 10%.

Fully-Insured Vertical Integration
(targeted 9% return on gross premiums)

Profit Sharing

Net Risk Profit

(assuming quota share
reinsurance)

Carrier Fee

Administrative Fee Income
(net of expenses)

Medical Stop-Loss

Reserve strengthening in Q4 ’05 and Q2 ’06 primarily related to business written in ’04 & ‘05

Business written in ‘05 demonstrating lower loss ratios, but reduced block size

Business written in ’06 tracking favorably based on point-in-
time studies; block size stable

Every 1% improvement in net loss ratio* for every $100
million in premiums earned equates to approximately
$720,000 of pre-tax income

            *Net loss ratio is defined as insurance benefits, claims and reserves divided by
(premiums earned less underwriting expenses).

Life Block Acquisitions

Added over $500M reserves since 1999

MILE:

Mortality

Interest rate

Lapse rate

Expenses

Seeking after-tax ROI of 10%

Interest Rates

$800M of investable assets

In increasing rate environment,
investment income will increase as
portfolio turns over

Positioned to Succeed

Stop-Loss Improving

Highly-rated portfolio; improved yield

Fully-Insured Opportunity:

Best in class expertise

Scaleable Systems

Vertically integrated

Strategy for growth

AMIC

’07 issuing carrier

Benefits from IHC’s increasing diversification & improving loss ratios

Forward Looking Statements

            Some of the statements included herein may be considered to be forward looking statements which are subject to certain risks and uncertainties. Factors which could cause the actual results to differ materially from those suggested by such statements are described from time to time in filings with the Securities and Exchange
Commission.